Impairment test on Property, plant and equipment	12 Months Ended
Dec. 31, 2023
Impairment test on Property, plant and equipment
Impairment test on Property, plant and equipment

Note 37     Impairment test on Property, plant and equipment

The management of the Group considers as cash-generating unit (“CGU”) each of the blocks or group of blocks in which the Group has working or economic interests. The blocks with no material investment on property, plant and equipment or with operations that are not linked to oil and gas prices were not subject to the impairment test.

As of December 31, 2023, the Chilean business divestment transaction described in Note 36.1 was considered to be an impairment indicator for the Fell Block, as the carrying amount of the net assets related to the block exceeded their fair value less cost of disposal. Consequently, the net assets related to the Fell Block were impaired to their known selling price.

Additionally, Management assessed impairment indicators for each of the other CGUs, such as future Brent oil prices based on internal estimates and other available sources, the amounts of reserves certified by D&M, changes in market and tax conditions, between others, and concluded that there were no impairment indicators at year-end.

As a consequence of the evaluation, the following amounts of impairment loss were (recognized) reversed:

Amounts in US$‘000	2023	2022	2021
Chile (a)	(13,332)	—	(17,641)
Argentina (b)	—	—	13,307
	(13,332)	—	(4,334)
(a)	Recognition of impairment loss in the Fell Block due to the known selling price of the related net assets in the context of the transaction described in Note 36.1 in 2023, and due to the decline in the proved reserves estimation in 2021.

(b)	Reversal of impairment loss in the Aguada Baguales and El Porvenir Blocks due to the known market price of the blocks in the context of the transaction described in Note 36.3.